Prospectus Supplement                                             218180 9/04
dated September 14, 2004 to:

PUTNAM OTC & EMERGING GROWTH FUND

Prospectuses dated November 30, 2003

The second and third paragraphs and table under the heading "Who manages the fund?" are replaced with the following:

Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Small and Emerging Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team member coordinates the team's management of the fund's portfolio. His experience as an investment professional over at least the last five years is shown.

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Portfolio leader    Since     Experience
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Richard B. Weed     2004      2000 - Present        Putnam Management
                              Prior to Dec. 2002    State Street Global
                                                    Advisors
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